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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82826) of PayPal, Inc. of our report dated March 12, 2002 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 12, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS